UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 14, 2025
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definite Agreement.
On May 14, 2025 (the “Effective Date”), Harte Hanks, Inc., a Delaware corporation (the “Company”), entered into a cooperation agreement (the “Cooperation Agreement”) with Gary S. Rosenbach and Susan Rosenbach (collectively, “Rosenbach”). Based upon the non-objecting beneficial owner list dated as of March 25, 2025, and information available from Mr. Rosenbach’s counsel, the Company believes Rosenbach currently beneficially owns approximately 2,118,635 shares of the Company’s outstanding common stock.
Rosenbach has agreed to certain customary standstill provisions that, among other things, prohibit it and its affiliates from: (i) soliciting proxies, (ii) advising or knowingly encouraging others with respect to the voting or disposition of any of the Company’s securities, subject to limited exceptions, and (iii) acquiring additional shares of the Company’s common stock. The Cooperation Agreement also contains certain customary mutual non-disparagement provisions.
From and after the Effective Date of the Cooperation Agreement until the conclusion of the Company’s 2026 annual meeting, Rosenbach has agreed to vote all shares of the Company’s common stock that Rosenbach beneficially owns in accordance with the Board’s recommendations at all stockholder meetings, except that Rosenbach may vote in its discretion on Extraordinary Transactions (as defined in the Cooperation Agreement).
The Cooperation Agreement will terminate on the date that Rosenbach ceases to own 10% or more of the issued and outstanding common stock of the Company.
The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed or furnished herewith:

Exhibit No	Description
10.01	Cooperation Agreement, dated as of May 14, 2025, by and between Harte Hanks, Inc. and Gary S. Rosenbach and Susan Rosenbach
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: May 14, 2024	By:	/s/ David Garrison
David Garrison Chief Financial Officer